Exhibit 10.1

Smythe Ratcliffe LLP 7th Floor, Marine Building 355 Burrard Street Vancouver, BC V6C 2G8 fax: 604.688.4675 telephone: 604.687.1231

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Anglo-Canadian Uranium Corp. (formerly Interactive Exploration Inc.)

We consent to the incorporation in the registration statement dated on or about February 5, 2007 on Form 20-F of Anglo-Canadian Uranium Corp. (formerly Interactive Exploration Inc.) of our auditors’ report dated October 31, 2006, except as to note 12, which is as at December 1, 2006 on the consolidated balance sheets of Anglo-Canadian Uranium Corp. (formerly Interactive Exploration Inc.) as at July 31, 2006 and 2005 and the related consolidated statements of operations and cash flows for the years ended July 31, 2006 and 2005 and our auditors’ report dated November 14, 2005, except as to note 13, which is as of December 1, 2006 on the consolidated balance sheets of Anglo-Canadian Uranium Corp. (formerly Interactive Exploration Inc.) as at July 31, 2005 and 2004 and the related consolidated statements of operations and cash flows for the years ended July 31, 2005 and 2004.

We also consent to the reference to us as experts in matters of accounting and audit in this registration statement.

“Smythe Ratcliffe LLP” (signed)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vancouver, Canada

February 6, 2007

Smythe Ratcliffe LLP, a British Columbia limited liability partnership, is a member of PKF North American Network and PKF International, associations of legally independent firms.